SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 27, 1996



                                 HARDINGE INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           New York                      0-15760                 16-0470200
- ----------------------------        ----------------         ------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)




                     One Hardinge Drive, Elmira, N.Y. 14902
               --------------------------------------------------
               (Address of principal executive offices (Zip Code)


       Registrant's telephone number, including area code: (607) 734-2281


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Item 5.   Other Events

          On August 27, 1996, Hardinge Inc. issued a press release announcing the authorization by its Board of Directors of the repurchase by the company of up to 640,000 shares, or approximately 10% of its 6.47 million outstanding common shares. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               99   Press release issued by registrant on August 27, 1996.


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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                HARDINGE INC.
                                (Registrant)



                                By:  /s/ Malcolm L. Gibson
                                    -------------------------------------------
                                         Malcolm L. Gibson
                                         Senior Vice President, Chief Financial
                                         Officer and Assistant Secretary
                                         (Principal Financial Officer)


Dated: September 6, 1996


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                               Index to Exhibits


Exhibit No.

  99            Press release dated August 27, 1996